SUPPLEMENT A-1


NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES







CONSOLIDATING BALANCE SHEET

AT DECEMBER 31, 1999



CONSOLIDATING INCOME AND RETAINED EARNINGS STATEMENTS

FOR YEAR ENDED DECEMBER 31, 1999



CONSOLIDATING STATEMENT OF CASH FLOWS

FOR YEAR ENDED DECEMBER 31, 1999

NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED

INDEX OF CONSOLIDATED WORKSHEETS

YEAR ENDED DECEMBER 31, 1999

Pages

-----
Consolidating Balance
Sheet...........................................................     1

Consolidating Statement of
Income.....................................................     2

Consolidating Statement of Retained
Earnings..........................................     3

Consolidating Statement of Cash
Flows.................................................     4

INDEX OF INDIVIDUAL COMPANY STATEMENTS

                                             Balance     Statement
Retained     Statement of
                                             Sheet     of Income
Earnings     Cash Flows
                                             -------     ---------
--------     ------------

GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)     1     2     3     4
MASSACHUSETTS ELECTRIC COMPANY (MASS. ELECTRIC)     1     2     3     4
THE NARRAGANSETT ELECTRIC COMPANY (NARRA. ELECTRIC)     1     2     3     4
NEW ENGLAND POWER COMPANY (NEP)     1     2     3     4
NEW ENGLAND ENERGY INCORPORATED (NEEI)     1     2     3     4
NEW ENGLAND POWER SERVICE COMPANY (NEPSCO)     1     2     3     4
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY,
   INC. (NEHTECI)                    1     2     3     4
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)     1     2     3     4
METROWEST REALTY LLC (METRO)     1     2     3     4
WAYFINDER GROUP, INC. (WAYFINDER),
   formerly NEES Global, Inc.     1     2     3     4
NEES COMMUNICATIONS, INC. (NEESCOM)     1     2     3     4
NANTUCKET ELECTRIC COMPANY (NANT.ELECTRIC)     1     2     3     4
GRANITE STATE ENERGY (GS EN)          1     2     3     4
NEES ENERGY (NEES EN)               1     2     3     4
NEW ENGLAND ELECTRIC SYSTEM (PARENT)     1     2     3     4


Page 1A
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
     GRANITE     MASS.     NARRA.
     STATE     ELECTRIC     ELECTRIC     NEP     NEEI     NEPSCO
NEHTECI     NEHTC
     -------     --------     --------     ---     ----     ------
-------     -----
Assets

Utility plant,
 at original cost     $75.3     $1,691.1     $752.4     $1,312.4
$220.6     $170.7
Less accumulated
 depreciation and
 amortization     25.2     543.0     226.3     849.7               79.5
52.5
     -----     -------     -----     -------     ----     ------
------     ------
     50.1     1,148.1     526.1     462.7               141.1     118.2

Construction work in
 progress     0.5     11.4     2.2     30.1
     -----     -------     ------     -------     ----     ------
------     ------
Net utility plant     50.6     1,159.5     528.3     492.8
141.1     118.2
     -----     -------     ------     -------     ----     ------
------     ------
Investments in
 nuclear power
 companies, at equity                    46.2
Investments in other
 subsidiaries, at
 equity
Other investments
 at cost                    43.5          $82.7
Current assets     11.7     214.7     76.6     370.9     $10.8     27.9
4.2     1.0
Deferred charges and
 other assets     2.6     40.2     60.3     1,349.3          16.3     4.4
4.6
     -----     -------     ------     -------     ----     ------
------     ------
     $64.9     $1,414.4     $665.2     $2,302.7     $10.8     $126.9
$149.7     $123.8

     =====     =======     ======     =======     ====     ======
======     ======

      Page 1B
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
DECEMBER 31, 1999 (IN MILLIONS, ROUNDED NEAREST TO HUNDRED THOUSAND)
(Continued)

                    NANT.
     METRO     WAYFINDER     NEESCOM     ELECTRIC     GS EN     NEES EN
PARENT
     -----     ---------     -------     --------     -----     -------
-------
Assets

Utility plant,
 at original cost                    $44.1
Less accumulated
 depreciation and
 amortization                    9.6
     ------     ------     ------     ------     ------     ------
--------
                    34.5
Construction work in
 progress
     ------     ------     ------     ------     ------     ------
--------
Net utility plant                    34.5
     ------     ------     ------     ------     ------     ------
--------

Investments in
 nuclear power
 companies, at equity
Investments in other
 subsidiaries, at
 equity                                   $1,647.5
Other investments
 at cost     $10.8     $3.1     $35.9               $13.4     5.7
Current assets     0.1     0.9     1.6     5.4     $0.1     109.3     2.7
Deferred charges and
 other assets          4.0     1.1     3.0          115.5     3.1
     ------     ------     ------     ------     ------     ------
---------
     $10.9     $8.0     $38.6     $42.9     $0.1     $238.2     $1,659.0
     ======     ======     ======     ======     ======     ======
=========

      Page 1C
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
     DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

          TOTAL
          ADJUSTMENTS       NEES
          & ELMINATIONS     CONSOLIDATED
          (INCR)/DECR
          -------------     ------------
Assets

Utility plant,
 at original cost          $0.4          $4,266.2
Less accumulated
 depreciation and
 amortization                    1,785.8
          --------     --------
               0.4          2,480.4
Construction work in
 progress                    44.2
          --------     --------
Net utility plant               0.4     2,524.6
          --------     --------

Investments in
 nuclear power
 companies, at equity                         46.2
Investments in other
 subsidiaries, at
 equity               1,645.7          1.8
Other investments
 at cost               (13.0)          208.1
Current assets               195.2          642.7
Deferred charges and
 other assets               33.4          1,571.0
          ----------------
          $1,861.7          $4,994.4
          ========     ========

      Page 1D

NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

     GRANITE     MASS.     NARRA.
     STATE     ELECTRIC     ELECTRIC     NEP     NEEI     NEPSCO
NEHTECI     NEHTC
     -------     --------     ---------     ---     ----     ------
-------     -----
Capitalization and
 liabilities

Common share equity     $24.5     $484.6     $277.7     $332.3     ($25.5)
$29.0     $44.8     $27.9
Minority interests in
 consolidated
 subsidiaries
Cumulative preferred
 stock          10.7     7.2     1.6
Long-term debt     20.0     332.5     153.8     371.8     23.6
63.7     38.2
     -----     -----     -----     -----     -----     -----     -----
-----
Total capitalization     44.5     827.8     438.7     705.7     (1.9)
29.0     108.5     66.1
     -----     -----     -----     -----     -----     -----     -----
-----
Current liabilities
Long-term debt due
 within 1 year          21.0     15.0                    6.9     4.6
Short-term debt          43.0     9.7     38.5          5.3
Other current
 liabilities     12.8     265.7     86.0     318.5     12.7     22.5
2.8     5.1
     -----     -----     -----     -----     -----     -----     -----
-----
Total current
 liabilities     12.8     329.7     110.7     357.0     12.7     27.8
9.7     9.7
     -----     -----     -----     -----     -----     -----     -----
-----
Deferred federal and
 state income taxes     4.1     169.5     82.9     179.7          (17.3)
23.2     18.6
Unamortized investment
 tax credits     0.8     13.3     6.1     19.1               8.3     5.0
Other reserves and
 deferred credits     2.7     74.1     26.8     1,041.2          87.4
24.4
     -----     -------     ------     --------     -----     ------
------     -----
     $64.9     $1,414.4     $665.2     $2,302.7     $10.8     $126.9
$149.7     $123.8
     =====     =======     ======     ========     =====     ======
======     =====
      Page 1E
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

                              NANT.
     METRO     WAYFINDER     NEESCOM     ELECTRIC     GS EN     NEES EN
PARENT
     ----     ------     --------     -----     -------     -------     ------

Capitalization and
 liabilities

Common share equity     $1.9     ($4.3)     ($2.8)     $5.9     ($0.3)
($19.8)     $1,593.2
Minority interests in
 consolidated
 subsidiaries
Cumulative preferred
 stock
Long-term debt     8.6     11.9     37.8     26.2     0.4     203.5
     -----     -----     -----     -----     -----     -----     -------
Total capitalization     10.5     7.6     35.0     32.1     0.1     183.7
1,593.2
     -----     -----     -----     -----     -----     -----     -------
Current liabilities
Long-term debt due
 within 1 year                    1.5          0.3
Short-term debt                    2.3               22.0
Other current
 liabilities     0.4     0.4     3.6     3.7          46.7     39.9
     -----     -----     -----     -----     -----     -----     ------
Total current
 liabilities     0.4     0.4     3.6     7.5          47.0     61.9
     -----     -----     -----     -----     -----     -----     -----
Deferred federal and
 state income taxes                    1.5          (0.8)     (3.9)
Unamortized investment
 tax credits                    0.1
Other reserves and
 deferred credits                    1.7          8.3     7.8
     -----     -----     -----     -----     -----     ------     --------
     $10.9     $8.0     $38.6     $42.9     $0.1     $238.2     $1,659.0
     =====     =====     =====     =====     =====     ======     ========


      Page 1F
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
BALANCE SHEET
DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

          TOTAL
          ADJUSTMENTS     NEES
          & ELIMINATIONS     CONSOLIDATED
               (INCR)/DECR
          --------------     ------------

Capitalization and
 liabilities

Common share equity     $1,176.3     $1,592.8
Minority interests in
 consolidated
 subsidiaries     (36.0)     36.0
Cumulative preferred
 stock          19.5
Long-term debt     285.3     1,006.7
     --------     -------
Total capitalization     1,425.6     2,655.0
     --------     -------
Current liabilities
Long-term debt due
 within 1 year          49.3
Short-term debt     60.3     60.5
Other current
 liabilities     367.1     453.7
     -------     ------
Total current
 liabilities     427.4     563.5
     -------     ------
Deferred federal and
 state income taxes     1.6     455.9
Unamortized investment
 tax credits          52.7
Other reserves and
 deferred credits     7.1     1,267.3
     -------     --------
     $1,861.7     $4,994.4
     ========     ========


Page 2A
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
INCOME STATEMENT
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
              GRANITE     MASS.     NARRA.
     STATE     ELECTRIC     ELECTRIC     NEP     NEEI     NEPSCO
NEHTECI     NEHTC
     -------     --------     --------     ---     ----     ------
-------     -----
Operating revenue     $61.4     $1,331.9     $440.2     $596.3
$35.1     $29.4
     -----     -------     ------     ------     ----     ----     -----
----
Operating expenses:
Fuel for generation               12.8
Purchased electric energy     33.8     729.2     227.3     244.5
Cost of Sales AllEnergy
Other operation     13.7     324.3     76.0     70.9     ($0.1)
3.8     9.8
Maintenance     2.0     34.6     13.2     28.5               1.0     0.1
Depreciation and amortization     2.7     65.6     22.2
103.1               8.9     5.8
Taxes, other than income
 taxes     2.2     34.4     37.7     20.3               3.5     2.6
Income taxes     1.8     44.3     15.4     37.6     (0.4)          4.1     2.5
     -----     -------     ------     -------     ----     ----     -----
----
Total operating expenses     56.2     1,232.4     391.8     517.7
(0.5)          21.3     20.8
     -----     -------     ------     -------     ----     ----     -----
----
Operating income     5.2     99.5     48.4     78.6     0.5          13.8
8.6
Other income:
Allowance for equity funds
 used during construction                    2.0
Equity in income of
 generating companies                    2.9
Other income (expense), net     (0.2)     0.6     (2.0)     2.1
$1.8     0.1
     ----     ------     -----     -----     ----     ----     -----     ----
Operating and other income     5.0     100.1     46.4     85.6     0.5
1.8     13.9     8.6
Interest:     ----     ------     -----     -----     ----     ----
-----     ----
Interest on long-term debt     1.6     27.0     14.2     14.1
6.9     4.2
Other interest     0.4     11.7     3.4     1.0
Allowance for borrowed funds
 used during construction          (0.7)     (0.1)     (0.5)
     ----     ------     -----     -----     ----     ----     -----     ----
Total interest     2.0     38.0     17.5     14.6               6.9     4.2
     ----     ------     -----     -----     ----     ----     -----     ----
Income after interest     3.0     62.1     28.9     71.0     0.5     1.8
7.0     4.4
Preferred dividends and net gain/loss on
  reacquisition of preferred stock of
 subsidiaries          0.6     0.4     (0.2)
Minority interests
     ----     ------     -----     -----     ----     ----     -----     ----
Net income     $3.0     $61.5     $28.5     $71.2     $0.5     $1.8
$7.0     $4.4
     ====     ======     =====     =====     ====     =====     =====
==== Page 2B
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
INCOME STATEMENT
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
(Continued)
                  NANT.
     METRO     WAYFINDER     NEESCOM     ELECTRIC     GS EN     NEES EN
PARENT
     ----     ---------     ---------     -------     -------     ------
------
Operating revenue     $1.1     $11.3     $3.4     $16.1     $0.6     $442.9
     ----     ----     ----     ----     ----     ------     ------
Operating expenses
Fuel for generation
Purchased electric energy                    5.5     0.5
Cost of sales AllEnergy                              393.1
Other operation          5.1     3.9     3.6     0.1     53.6     $10.1
Maintenance                    1.2
Depreciation and amortization     0.2     1.6     0.7     2.3          9.6
Taxes, other than income taxes               0.2     0.5               0.2
Income taxes          2.7     (0.6)     0.4          (4.8)     0.3
     ----     ----     ----     ----     ----     ------     ------
Total operating expenses     0.2     9.4     4.2     13.5     0.6
451.5     10.6
     ----     ----     ----     ----     ----     ------     ------
Operating income     0.9     1.9     (0.8)     2.6          (8.6)     (10.6)
Other income:
Allowance for equity funds
  used during construction
Equity in income of
  generating companies                                   64.7
Other income (expense), net          (0.2)     (0.2)               0.7
110.1
     ----     ----     ----     ----     ----     ------     ------
Operating and other income     0.9     1.7     (1.0)     2.6
(7.9)     164.2
     ----     ----     ----     ----     ----     ------     ------
Interest:
Interest on long-term debt                    1.8
Other interest                    0.2               0.9
Allowance for borrowed funds
  used during construction
     ----     ----     ----     ----     ----     ------     ------
Total interest                    2.0               0.9
     ----     ----     ----     ----     ----     ------     ------
Income after interest     0.9     1.7     (1.0)     0.6          (7.9)
163.3
Preferred dividends and net gain/loss on
  reacquisition of preferred stock of
 subsidiaries
Minority interests
     ----     ----     ----     ----     ----     ------     ------
Net income     $0.9     $1.7     ($1.0)     $0.6     $0.0     ($7.9)
$163.3
     ====     ====     ====     ====     ====     ======     ====== Page 2C
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
INCOME STATEMENT
YEAR ENDED DECEMBER 31, 1999(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
     TOTAL ADJUSTMENTS     NEES
     & ELIMINATIONS     CONSOLIDATED
     (INCR)/DECR
     --------------     ------------
Operating revenue     $346.2     $2,623.5
     -------     --------
Operating expenses
Fuel for generation          12.8
Purchased electric energy     266.0     974.8
Cost of Sales AllEnergy          393.1
Other operation     76.1     498.7
Maintenance          80.6
Depreciation and amortization          222.7
Taxes, other than income taxes          101.6
Income taxes     2.5     100.8
     -------     --------
Total operating expenses     344.6     2,385.1
     -------     --------
Operating income     1.6     238.4
Other income:
Allowance for equity funds
 used during construction          2.0
Equity in income of
 generating companies     64.7     2.9
Other income (expense), net     105.4     7.4
     -------     --------
Operating and other income     171.7     250.7
     -------     --------
Interest:
Interest on long-term debt          69.8
Other interest     5.0     12.6
Allowance for borrowed funds used during construction     (1.3)
     -------     --------
Total interest     5.0     81.1
     -------     --------
Income after interest     166.7     169.6
Preferred dividends and net gain/loss on
  reacquisition of preferred stock of
 subsidiaries     (0.3)     1.1
Minority interests     (5.7)     5.7
     -------     --------
Net income     $172.7     $162.8
     =======     ========

Page 3A


NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF RETAINED EARNINGS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
     GRANITE     MASS.     NARRA.
     STATE     ELECTRIC     ELECTRIC     NEP     NEEI     NEPSCO
NEHTECI     NEHTC
     -------     --------     --------     ------     ------     ------
-------     -----

Retained earnings at
 beginning of year     $11.8     $208.5     $86.5     $204.6     ($26.2)
$1.8     $0.2     ($0.1)

Additions:
Net income after preferred
 dividends of subsidiaries     3.0     61.5     28.5     71.2     0.5
1.8     7.0     4.4

Deductions:
Common dividends     0.5     85.1          241.4          1.8     6.5     3.8
Repurchase of common stock                    7.1
     -----     -----     -----     -----     -----     -----     -----
-----
Retained earnings at end
 of year     $14.3     $184.9     $115.0     $27.3     ($25.7)     $1.8
$0.7     $0.5
     =====     =====     =====     =====     =====     =====     =====     =====

      Page 3B


NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF RETAINED EARNINGS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
(Continued)

                    NANT.
     METRO     WAYFINDER     NEESCOMELECTRIC     GS EN     NEES ENPARENT
     ----     ---------     ---------     -------     -------     -------
--------

Retained earnings at
 beginning of year     $0.0     ($10.4)     ($1.8)     $1.4     ($0.3)
($22.5)     $998.9

Additions:
Net income after preferred
 dividends of subsidiaries     0.9     1.7     (1.0)     0.6
(7.9)     163.3

Deductions:
Common dividends                                   140.1
Repurchase of common stock
     ----     ----     ----     ----     ----     -----     -------
Retained earnings at end
 of year     $0.9     ($8.7)     ($2.8)     $2.0     ($0.3)     ($30.4)
$1,022.1
     =====     =====     ====     ====     ====     ======     ========
      Page 3C


NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF RETAINED EARNINGS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
(Continued)

     TOTAL
     ADJUSTMENTS     NEES
          & ELIMINATIONS     CONSOLIDATED
          (INCR)/DECR
          --------------     ------------

Retained earnings at
 beginning of year     $453.5     $998.9

Additions:
Net income after preferred
 dividends of subsidiaries     172.7     162.8

Deductions:
Common dividends     339.6     139.6
Repurchase of common stock     7.1
     ------     ------

Retained earnings at end
 of year     $279.5     $1,022.1
     ======     ======

      Page 4ANEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
     GRANITE     MASS.     NARRA.
     STATE     ELECTRIC     ELECTRIC     NEP     NEEI     NEPSCO
NEHTECI     NEHTC
     -------     --------     --------     ---     ----     ------
-------      -----
Operating Activities:
Net Income     $3.0     $62.1     $28.9     $71.0     $0.5     $1.8
$7.0     $4.4
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating activities:
Decrease (increase) in
  undistributed earnings of subsidiaries
Depreciation and amortization     2.7     65.6     22.2
108.8               8.9     5.8
Deferred income taxes and
  investment tax credits-net     0.3     (30.5)     0.7     14.1
(3.2)     1.9     1.1
Allowance for funds used
  during construction          (0.7)     (0.1)     (2.5)
Buyout of purchased power contracts                    (3.5)
Minority interests
Decrease (increase) in other
  current assets     0.4     53.9     4.8     4.7     3.5     14.1     0.5
0.6
Increase (decrease) in payables
  and other current liabilities     3.2     84.4     2.2     (113.7)
2.8     4.1     (1.2)     1.3
Other, net     (1.2)     (11.3)     (5.8)     (4.0)     2.0     (18.6)
(0.1)     0.4
     ----     ----     ----     -----     ----     ----     ----     ----

Net cash provided by (used
  in) operating activities     $8.4     $223.5     $52.9     $74.9
$8.8     ($1.8)     $17.0     $13.6
     ----     ----     ----     -----     ----     ----     ----     ----
Investing Activities:
Plant expenditures,excluding
  allowance for funds used during
  construction     (3.4)     (81.4)     (25.1)     (56.9)
Sale of available-for-sale
  securities, net
Decrease (increase) in
  other investments*          (0.4)     (0.2)     (4.4)          (4.4)

     ----     -----     -----     ------     ----     ----     ----     ----
 Net cash provided by (used
  in) investing activities     ($3.4)     ($81.8)     ($25.3)
($61.3)          ($4.4)
     ----     -----     -----     ------     ----     -----     ----     ----
      Page 4B
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
(Continued)
                    NANT.
     METRO     WAYFINDER     NEESCOM     ELECTRIC     GS EN     NEES EN
PARENT
     ----     ---------     -------     ---------     -------     ------
------
Operating Activities:
Net Income     $0.9     $1.7     ($1.0)     $0.6          ($7.9)     $163.3
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating activities:
Decrease(increase) in
  undistributed earnings of subsidiaries                              (57.4)
Depreciation and amortization     0.3     1.6     0.7     2.3          9.6
Deferred income taxes and
  investment tax credits-net          (0.9)     (0.2)     (0.2)
0.3
Allowance for funds used
  during construction
Buyout of purchased power contracts
Minority interests
Decrease (increase) in other
  current assets          0.2     (0.4)     0.6     $0.1     (23.0)     12.2
Increase (decrease) in payables
  and other current liabilities     0.3     (0.2)     (1.8)     1.1
(0.2)     7.2     (7.6)
Other, net          (2.1)                    (4.2)     (8.2)
     ----     ----     ----     ----     ----     ----     ----
Net cash provided by (used
  in) operating activities     $1.5     $0.3     ($2.7)     $4.4
($0.1)     ($18.3)     $102.6
     ----     ----     ----     ----     ----     ----     -----
Investing Activities:
Plant expenditures, excluding
  allowance for funds used during
  construction               (26.2)     (2.0)
Sale of available-for-sale
  securities, net                                   55.9
Decrease (increase) in
  other investments*     (11.0)     14.6                    (106.3)     (0.5)
     ----     ----     ----     ----     ----     -----     -----
 Net cash provided by (used
  in) investing activities     ($11.0)     $14.6     ($26.2)
($2.0)          ($106.3)     $55.4
     ----     ----     ----     ----     ----     -----     -----
      Page 4C
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
(Continued)
     TOTAL ADJUSTMENTS     NEES
     & ELIMINATIONS     CONSOLIDATED
     (INCR)/DECR
     --------------     ------------
Operating Activities:
Net Income     $173.5     $162.8
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating activities:
Decrease(increase)in undistributed
  earnings of subsidiaries     (57.4)
Depreciation and amortization          228.5
Deferred income taxes and
  investment tax credits-net          (16.6)
Allowance for funds used during construction          (3.3)
Buyout of purchased power contracts          (3.5)
Minority interests     (5.7)     5.7
Decrease (increase) in other current assets     46.4     25.8
Increase (decrease) in payables
  and other current liabilities     (34.8)     16.7
Other, net          (53.1)
     -------     -------
Net cash provided by (used
  in) operating activities     $122.0     $363.0
     -------     -------
Investing Activities:
Plant expenditures, excluding allowance
  for funds used during construction          (195.0)
Sale of available-for-sale
  securities, net     (2.0)     57.9
Decrease (increase) in other investments*     (3.7)     (108.9)
     -------     -------
 Net cash provided by (used
  in) investing activities     ($5.7)     ($246.0)
     -------     -------
*Includes AllEnergy acquisitions Page 4D

NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
(Continued)

     GRANITE     MASS.     NARRA.
     STATE     ELECTRIC     ELECTRIC     NEP     NEEI     NEPSCO
NEHTECI     NEHTC
     -------     --------     --------     ---     ----      ------
-------      -----
Financing Activities:
Dividends paid to minority
  interests
Dividends paid on common
  shares     ($2.2)     ($89.9)     ($4.0)     ($9.1)          ($1.8)
($6.6)     ($4.0)
Dividends paid on preferred stock          (0.6)     (0.4)     (0.1)
Long-term debt - retirements          (15.0)     (8.0)
(7.0)     (4.5)
Capital contribution from parent
Subordinated notes payable
  to parent (net)
Changes in short-term debt          (37.7)     (16.9)     38.5
5.3          (1.5)
Return of capital to minority
  interests and related premium                                   (3.9)
(2.8)
Repurchase of common shares                    (18.0)
     -----     -----     -----     -----     -----     -----     -----
-----
Net cash provided by (used
  in) financing activities     ($2.2)     ($143.2)     ($29.3)
$11.3          $3.5     ($17.5)     ($12.8)
     -----     -----     -----     -------     -----     -----     -----
-----
Net increase (decrease) in
  cash and cash equivalents     $2.8     ($1.5)     ($1.7)     $24.9
$8.8     ($2.7)     ($0.5)     $0.8
Cash and cash equivalents at
  beginning of year     3.3     7.0     3.0     179.4     1.0     2.8     3.2
     -----     -----     -----     -------     -----     -----     -----
-----
Cash and cash equivalents at
  end of year     $6.1     $5.5     $1.3     $204.3     $9.8     $0.1
$2.7     $0.8
     =====     =====     =====     =====     =====     =====     =====
=====
      Page 4E
NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED
THOUSAND)
(Continued)



                                 NANT.
     METRO     WAYFINDER     NEESCOM     ELECTRIC     GS EN     NEES EN
PARENT
     ----     ---------     -------     ---------     ------     -------
------
Financing Activities:
Dividends paid to minority
  interests
Dividends paid on common
  shares                                   ($137.6)
Dividends paid on preferred stock
Long-term debt - retirements                    ($1.5)          ($0.3)
Capital contribution from parent     $1.0                              14.2
Subordinated notes payable
  to parent (net)     8.6     ($15.4)     $29.0               134.3
(156.5)
Changes in short-term debt                    (0.9)               22.0
Return of capital to minority
  interests and related premium
Repurchase of common shares                              (0.1)     (0.4)
     -----     -----     -----     -----     -----     -----     ------
Net cash provided by (used
  in) financing activities     $9.6     ($15.4)     $29.0     ($2.4)
$133.9     ($258.3)
     -----     -----     -----     -----     -----     -----     ------
Net increase (decrease) in
  cash and cash equivalents     $0.1     ($0.5)     $0.1     ($0.0)
($0.1)     $9.3     ($100.3)
Cash and cash equivalents at
  beginning of year          0.6               0.2     4.2     100.5
     -----     -----     -----     -----     -----     -----     ------
Cash and cash equivalents at
  end of year     $0.1     $0.1     $0.1     $0.0     $0.1     $13.5     $0.2
     =====     =====     =====     =====     =====     =====     =====

      Page 4F

NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999 (IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)


(Continued)



     TOTAL
     ADJUSTMENTS     NEES
     & ELIMINATIONS     CONSOLIDATED
     (INCR)/DECR
     --------------     ------------
Financing Activities:
Dividends paid to minority interest     $5.3     ($5.3)
Dividends paid on common shares     (118.1)     (137.1)
Dividends paid on preferred stock     (1.1)
Long-term debt - retirements          (36.3)
Capital contribution from parent     15.2
Subordinated notes payable
  to parent (net)
Changes in short-term debt     (51.7)     60.5
Return of capital to minority
  interests and related premium     (3.4)     (3.3)
Repurchase of common shares     (15.5)     (3.0)
     ------     ------
 Net cash provided by (used
  in) financing activities     ($169.3)     ($124.5)
     ------     ------
Net increase (decrease) in
  cash and cash equivalents     ($52.9)     ($7.6)
Cash and cash equivalents at
  beginning of year     117.5     187.7
     ------     ------
Cash and cash equivalents at
  end of year     $64.6     $180.1
     ======     ======
